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                                                                    EXHIBIT 10.9

                              AGREEMENT OF SUBLEASE


         AGREEMENT OF SUBLEASE (this "Sublease"), made as of September 15, 1998, by and between MONRO LEASING, LLC, a Delaware limited liability company, having an address at 200 Holleder Parkway, Rochester, New York 14615 ("Sublandlord"), and MONRO MUFFLER BRAKE, INC., a New York corporation, having an address at 200 Holleder Parkway, Rochester, New York 14615 ("Subtenant").

                              W I T N E S S E T H:

         WHEREAS:

         A. Pursuant to (i) the Agreement for Ground Lease, (ii) the Agreement for Facilities Lease, (iii) the Ground Lease Agreement and (iv) the Facilities Lease Agreement, each of even date herewith, each between Brazos Automotive Properties, L.P. ("Landlord"), as landlord, and Sublandlord, as lessee (together with all amendments and modifications thereto, collectively, the "Lease", a copy of each of which is annexed hereto as Exhibit A), Landlord has leased or subleased to Sublandlord (a) the properties described in the Property Leasing Record, executed by the Landlord and Sublandlord pursuant to the Ground Lease Agreement and (b) the facilities described in the Facility Leasing Record executed by Landlord and Sublandlord pursuant to the Facilities Lease Agreement (as such properties and facilities may be added to or subtracted from, from time to time, as reflected in one or more modifications to or replacements of such Leasing Records, each such modification or replacement being deemed an amendment hereto, collectively, the "Subleased Property").

         B. Subtenant desires to sublease (or sub-sublease, as applicable,) from Sublandlord, and Sublandlord is willing to sublease (or sub-sublease, as applicable,) to Subtenant, the Subleased Property, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Sublandlord and Subtenant agree as follows:

         1. SUBLEASING OF SUBLEASED PROPERTY; CONDITION OF SUBLEASED PROPERTY.

         (a) Sublandlord hereby subleases (or sub-sublease, as applicable,) to Subtenant, and Subtenant hereby hires from Sublandlord, the Subleased Property, upon and subject to all of the terms, covenants, rentals and conditions hereinafter set forth. Capitalized terms not otherwise defined in this Sublease shall have the meanings ascribed to them in the Lease.

         (b) Subtenant shall accept the Subleased Property in its condition and state of repair on the date hereof, or such later date on which any Subleased Property becomes subject to the Lease, "as is", and Subtenant expressly acknowledges and agrees that neither Landlord nor Sublandlord has made any representations with respect to the Subleased Property.


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         2. TERM. The term (the "Term") of this Sublease shall commence on the date hereof, or such later date on which Landlord shall consent in writing to this Sublease (the "Commencement Date") and shall expire upon the termination of the Lease Term (the "Expiration Date"), unless sooner terminated as hereinafter provided.

         3. RENT.

         (a) Subtenant shall pay to Sublandlord, when due and in the manner required by the Lease, all amounts payable by Sublandlord to Landlord pursuant to the Lease, including, without limitation, Basic Rent and Additional Rent, which amounts shall be deemed to be and shall constitute rent for all purposes hereunder and, in the event of any non-payment thereof, Sublandlord shall have all of the rights and remedies provided to Landlord in the Lease for such non-payment; provided that Subtenant shall provide to Sublandlord a copy of each notice or demand received from Landlord within the applicable time periods provided by Section 14 hereof.

         4. CARE, SURRENDER AND RESTORATION OF THE SUBLEASED PROPERTY.

         (a) Without limiting any other provision of this Sublease or the Lease, Subtenant shall operate and maintain the Subleased Property in the manner required by the Lease, and shall comply with all legal requirements and insurance requirements applicable to the Subleased Property and Subtenant's use or manner of use thereof which are imposed on Sublandlord as tenant under the Lease.

         (b) Upon the Expiration Date or earlier termination of the Term, Subtenant shall quit and surrender the Subleased Property to Sublandlord, in the same order and condition in which Subtenant is required to surrender the Subleased Property to Landlord pursuant to the provisions of the Lease. Subtenant shall observe and perform each of the covenants contained in this Sublease and Subtenant's obligations hereunder shall survive the Expiration Date or earlier termination of this Sublease.

         5. USE. Subtenant shall use and occupy the Subleased Property for the purposes for which, and in the manner in which, Subtenant is permitted to use and occupy the Subleased Property pursuant to the provisions of the Lease, and for no other purpose.

         6. SUBORDINATION TO AND INCORPORATION OF TERMS OF THE LEASE.

         (a) This Sublease is in all respects subject and subordinate to all of the terms, provisions, covenants, stipulations, conditions and agreements of the Lease, and, except as otherwise expressly provided in this Sublease, all of the terms, provisions, covenants, stipulations, conditions, rights, obligations, remedies and agreements of the Lease are incorporated in this Sublease by reference and made a part hereof as if herein set forth at length, and shall, as between Sublandlord and Subtenant (as if they were the Landlord and Tenant, respectively, under the Lease, and as if the word "Facilities Lease" or "Ground Lease", as the case may be, were "Sublease"), constitute the terms of this Sublease, except for the recitals of the Lease and Sections 2.5, 2.6, 2.8, 3.3 and 3.5 of the Ground Lease Agreement and the Facilities Lease Agreement. In furtherance of the foregoing, Subtenant shall not take any action or do or permit to be done anything which (i) is or may be prohibited to Sublandlord, as tenant under the Lease, (ii) might


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result in a violation of or default under any of the terms, covenants, conditions or provisions of the Lease or any other instrument to which this Sublease is subordinate, or (iii) would result in any additional cost or other liability to Sublandlord. This clause shall be self-operative and no further instrument of subordination shall be required, but Subtenant shall execute promptly any certificate confirming such subordination that Sublandlord may request. In the event of any inconsistency between this Sublease and the Lease, such inconsistency shall be resolved in favor of that obligation which is more onerous to Subtenant or that restriction which is more restrictive of Subtenant, as the case may be.

         (b) In the event that the Lease is canceled or terminated, Landlord may at its option take over all of the right, title and interest of Sublandlord under this Sublease, and Subtenant shall, at the option of Landlord, attorn to and recognize Landlord, as Sublandlord pursuant to the then executory provisions of this Sublease. Subtenant shall, promptly upon Landlord's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition.

         (c) This Sublease, and all rights of Subtenant hereunder, are and shall be subject and subordinate in all respects to the Credit Agreement, the Chase Credit Agreement, each Property Leasing Record, each Facility Leasing Record, the Facilities Lease, the Ground Lease, the Agreement for Facilities Lease, the Agreement for Ground Lease, any security agreement executed in connection with the foregoing, all Assignments, and any other instrument, mortgage, encumbrance or lien pursuant to any of the foregoing, and to all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder. This Section 6(c) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, however, Subtenant shall promptly execute and deliver any instrument that Landlord or any holder of a Lien pursuant to any of the foregoing may request to evidence such subordination.

         7. SUBTENANT'S OBLIGATIONS. Except as specifically set forth herein to the contrary, all acts to be performed by, and all of the terms, provisions, covenants, stipulations, conditions, obligations and agreements to be observed by, Sublandlord, as tenant under the Lease, shall, to the extent that the same relate to the Subleased Property, be performed and observed by Subtenant, and Subtenant's obligations in respect thereof shall run to Sublandlord or Landlord, as Sublandlord may determine to be appropriate or as may be required by the respective interests of Sublandlord and Landlord. Subtenant shall indemnify Sublandlord against, and hold Sublandlord harmless from, all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, attorneys' fees and other costs) which are paid, suffered or incurred by Sublandlord as a result of the nonperformance or nonobservance of any such terms, provisions, covenants, stipulations, conditions, obligations or agreements by Subtenant.

         8. SUBLANDLORD'S OBLIGATIONS. Notwithstanding anything contained in this Sublease to the contrary, Sublandlord shall have no responsibility to Subtenant for, and shall not be required to provide, any of the services or make any of the repairs or restorations which Landlord has agreed to make or provide, or cause to be made or provided, under the Lease, if any, and Subtenant shall rely upon, and look solely to, Landlord for the provision of such services and the performance of such repairs and restorations. Subtenant shall not make any claim against


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Sublandlord for any damage which may result from, nor shall Subtenant's obligations hereunder, including, without limitation, Subtenant's obligation to pay all Fixed Rent, Additional Rent and other sums when due, be impaired by reason of, (a) the failure of Landlord to keep, observe or perform any of its obligations under the Lease, or (b) the acts or omissions of Landlord or any of its agents, contractors, servants, employees, invitees or licensees.

         9. COVENANTS WITH RESPECT TO THE LEASE. In the event that Subtenant shall be in default of any term, provision, covenant, stipulation, condition, obligation or agreement of, or shall fail to honor any obligation under, this Sublease, Sublandlord, on giving the notice required hereunder, and subject to the right, if any, of Subtenant to cure any such default within any applicable grace period provided hereunder, shall have available to it all of the remedies available to Landlord under the Lease in the event of a like default or failure on the part of Sublandlord, as tenant thereunder. Such remedies shall be in addition to all other remedies available to Sublandlord at law or in equity.

         10. BROKER. Each party represents and warrants to the other that it has not dealt with any broker or finder in connection with this Sublease, and each party hereby agrees to indemnify and hold harmless the other from and against any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, attorneys' fees and other charges) arising out of any claim, demand or proceeding for a real estate brokerage commission, finder's fee or other compensation made by any person or entity in connection with this Sublease claiming to have dealt with such indemnifying party.

         11. INDEMNIFICATION OF SUBLANDLORD. Subtenant agrees to indemnify Sublandlord against and hold Sublandlord harmless from, any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, attorneys' fees and other charges) which are paid, suffered or incurred by Sublandlord as a result of (a) any personal injuries or property damage occurring in, on or about the Subleased Property during the Term, (b) any work or thing done, or any condition created, by Subtenant in, on or about the Subleased Property during the Term, or (c) any act or omission of Subtenant or Subtenant's agents, contractors, servants, employees, invitees or licensees during the Term.

         12. TERMINATION OF THE LEASE. If the term of the Lease is terminated prior to the Expiration Date, then this Sublease shall immediately terminate and Sublandlord shall not be liable to Subtenant by reason thereof.

         13. APPROVALS OR CONSENTS. Anything to the contrary herein notwithstanding, in the event any consent by Sublandlord is required for any action by Subtenant hereunder, such consent shall be deemed granted upon the granting of Landlord's consent to such action. If Sublandlord shall receive any request for consent or approval made by Subtenant for which Landlord's consent or approval is required, then Sublandlord hereby agrees to promptly furnish to Landlord a copy of such request.

         14. TIME LIMITS. The parties agree that unless otherwise expressly modified herein, the time limits set forth in the Lease for the giving of notices, making demands, payment of any sum, the performance of any act, condition or covenant, or the exercise of any right, remedy or option, are modified for the purpose of this Sublease by shortening the same in each instance


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by three (3) Business Days so that notices may be given, demands made, any act, condition or covenant performed and any right or remedy hereunder exercised, by Sublandlord or Subtenant, as the case may be, within the time limits relating thereto contained in the Lease. Sublandlord and Subtenant shall, promptly after receipt thereof, furnish to each other a copy of each notice, demand or other communication received from Landlord with respect to the Subleased Property.

         15. NOTICES. Any notice, request or demand (each, a "Notice") permitted or required to be given by the terms and provisions of this Sublease, or by any law or governmental regulation, either by Sublandlord or Subtenant, shall be in writing. Unless otherwise required by law or regulation, all Notices shall be given and shall be deemed to have been served and given by either of the parties hereto and received by the other party, on the date when the party giving the Notice (a) shall have delivered the Notice by hand or (b) shall have mailed the Notice by registered or certified mail, return receipt requested, addressed to the other party, at the address of the other party first set forth above. Either party hereto may designate different or additional addresses for Notices to such party by serving notice of such change in accordance with this Paragraph 15.

         16. MISCELLANEOUS.

         (a) This Sublease may not be amended, extended, renewed, terminated or otherwise modified except by a written instrument signed by the parties.

         (b) The provisions of this Sublease shall be governed and interpreted in accordance with the laws of the State of New York.

         (c) The obligations of Sublandlord under this Sublease shall not be binding upon Sublandlord named herein after the assignment or transfer of its interest in and to the Lease, and in the event of any such assignment or transfer, Sublandlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Sublandlord hereunder. Subtenant and Sublandlord shall each look solely to the other party hereto to enforce such other party's obligations hereunder and no partner, shareholder, director, officer, principal, employee or agent, directly and indirectly, of such other party (collectively, the "Exculpated Parties") shall be personally liable for the performance of such other party's obligations under this Sublease, and neither Subtenant nor Sublandlord shall seek any damages or other legal or equitable remedy against any of the Exculpated Parties.

         (d) All understandings and agreements heretofore had between Sublandlord and Subtenant are merged in this Sublease, which alone fully and completely expresses their agreement with respect to the subject matter hereof. This Sublease has been executed and delivered after full investigation by each of the parties hereto, and neither party hereto has relied upon any statement, representation or warranty which is not specifically set forth in this Sublease.

         (e) This Sublease does not constitute an offer by Sublandlord to sublease the Subleased Property to Subtenant, and Subtenant shall have no rights with respect to the subleasing of the Subleased Property unless and until Sublandlord, in its sole and absolute discretion, elects to be bound hereby by executing and unconditionally delivering to Subtenant an original counterpart of this Sublease.

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         IN WITNESS WHEREOF, this Sublease has been duly executed as of the day and year first above written.

                           Sublandlord:
                           MONRO LEASING, LLC


                                 By Monro Muffler Brake, Inc.,
                                     its Sole Member


                                 By:  /s/ Catherine D'Amico
                                      ---------------------------------------
                                      Name:  Catherine D'Amico
                                      Title:  Senior Vice President and Chief
                                      Financial Officer


                           Subtenant:
                           MONRO MUFFLER BRAKE, INC.


                                 By:  /s/ Catherine D'Amico
                                      --------------------------------------
                                      Name:  Catherine D'Amico
                                      Title:  Senior Vice President and Chief
                                      Financial Officer


Brazos Automotive Properties, L.P.,
as Landlord, has executed the foregoing
Sublease below solely for the
purpose of consenting thereto:


BRAZOS AUTOMOTIVE PROPERTIES, L.P.

         By Brazos Automotive Properties Management, Inc.
              its General Partner



         By:  /s/  Daniel D. Boeckman
              ----------------------------------
                Name:  Daniel D. Boeckman
                Title:  Executive Vice President



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